                                                                   Exhibit 10.1

                    MODIFICATION NUMBER ONE TO LOAN AGREEMENT

FASTNET Corporation
Two Courtney Place, Suite 130
3864 Courtney Street
Bethlehem, Pennsylvania  18107

NetReach, Inc.
One e-Commerce Plaza
124 South Maple Street
Ambler, Pennsylvania   19002

Daslic Holdings Company
103 Foulk Road, Suite 200
Wilmington, Delaware  19803

FASTNET Acquisition, Inc.
1209 Orange Street
Wilmington, Delaware  19801

Netaxs, Inc.
555 E. North Lane #5500
Conshohocken, PA  19428-2250
(Individually and collectively, "Borrower")

Wachovia Bank, National Association
702 Hamilton Street
Allentown, Pennsylvania 18101
(Hereinafter referred to as "Bank")

THIS AGREEMENT is entered into as of June ___, 2002 by and between Bank and Borrower.

                                    RECITALS

Bank is the holder of a Promissory Note executed and delivered by Borrower (other than Netaxs, Inc.), dated December 28, 2001, in the original principal amount of $2,300,000.00 (as amended, the "Note") and certain other loan documents, including without limitation, a Loan Agreement, dated December 28, 2001 (as amended, the "Loan Agreement");

Borrower and Bank have agreed to modify the terms of the Loan Agreement.

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:


                                    AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct.

MODIFICATIONS.

1. The Loan Agreement is hereby amended by adding Netaxs, Inc. as an additional Borrower.

2. The subsection entitled Certificate of Deposit of the section entitled AFFIRMATIVE COVENANTS of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

         CERTIFICATE OF DEPOSIT. Maintain with Bank a Certificate of Deposit in the amount of $4,800,000.00, with no penalty for early withdrawal.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

DEFINITIONS. The term "Loan Documents" used in this Agreement and other Loan Documents refers to all documents, agreements, and instruments executed in connection with any of the Obligations (as defined herein), and may include, without limitation, modification agreements, a commitment letter that survives closing, a loan agreement, any note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss.
101). The term "Obligations" used in this Agreement refers to any and all indebtedness and other obligations of every kind and description of the Borrower to the Bank or to any Bank affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual, including, without limitation, swap agreements (as defined in 11 U.S.C. ss. 101), arising by tort, arising by operation of law, by overdraft or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs that have been or may hereafter be contracted or incurred.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

PLACE OF EXECUTION AND DELIVERY. Borrower hereby certifies that this Agreement and the Loan Documents were executed in the Commonwealth of Pennsylvania and delivered to Bank in the Commonwealth of Pennsylvania.

FASTNET Corporation                          NetReach, Inc.
Taxpayer Identification No.:  23-2767197     Taxpayer Identification No.:
                                                  23-3017097

By:/S/ Stephen A. Hurley   (SEAL)           By:/S/ Stephen A. Hurley   (SEAL)
   ----------------------                      ----------------------
      Stephen A. Hurley                           Stephen A. Hurley
      President                                   President

Daslic Holdings Company                      FASTNET Acquisition, Inc.
Taxpayer Identification No.:  51-0396096     Taxpayer Identification No.:
                                                  23-3010789

By: ___________________________(SEAL)        By:/S/ Stephen A. Hurley   (SEAL)
      Name:                                     ----------------------
      Title:                                       Stephen A. Hurley
                                                   President

                       [Signatures continued on next page]

Netaxs, Inc.
Taxpayer Identification No.:  22-3784469

By:/S/ Stephen A. Hurley   (SEAL)
   ----------------------
      Stephen A. Hurley
      President

                                           Wachovia Bank, National Association

                                           By: /S/ Peter A. Gray
                                              --------------------------------
                                              Peter A. Gray, Vice President



                                 PROMISSORY NOTE

$4,800,000.00
                                                                  June ___, 2002

FASTNET Corporation
Two Courtney Place, Suite 130
3864 Courtney Street
Bethlehem, Pennsylvania  18107

NetReach, Inc.
One e-Commerce Plaza
124 South Maple Street
Ambler, Pennsylvania   19002

Daslic Holdings Company
103 Foulk Road, Suite 200
Wilmington, Delaware  19803

FASTNET Acquisition, Inc.
1209 Orange Street
Wilmington, Delaware  19801

Netaxs, Inc.
555 E. North Lane #5500
Conshohocken, PA  19428-2250
(Individually and collectively "Borrower")

Wachovia Bank, National Association
702 Hamilton Street
Allentown, Pennsylvania  18101
(Hereinafter referred to as "Bank")

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of Four Million, Eight Hundred Thousand and No/100 Dollars ($4,800,000.00) or such lesser sum as may be advanced and outstanding from time to time, with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

RENEWAL/MODIFICATION. This Promissory renews, extends, and modifies that certain Promissory Note dated December 28, 2001 (the "Original Promissory Note"), evidencing an original principal amount of Two Million, Three Hundred Thousand and No/100 Dollars ($2,300,000.00). This Promissory Note is not a novation.

LOAN AGREEMENT. This Note is subject to the provisions of that certain Loan Agreement between Bank and Borrower dated December 28, 2001, as modified from time to time.

USE OF PROCEEDS. Borrower shall use the proceeds of the loan(s) evidenced by this Note for the commercial purposes of Borrower, as follows: for refinancing existing indebtedness and providing new financing for acquisition of assets of Applied Theory.

SECURITY. Borrower has granted Bank a security interest in the collateral described in the Loan Documents, including, but not limited to, personal property collateral described in that certain Security Agreement dated December 28, 2001, as modified from time to time.

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the LIBOR Market Index Rate plus 1.4%, as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a Default (as defined herein) occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the Interest Rate plus 3% ("Default Rate"). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective interest yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in 12 consecutive monthly payments of accrued interest, commencing on July ___, 2002, and continuing on the same day of each month thereafter until June ____, 2003. Thereafter, this Note shall be due and payable in 48 consecutive monthly payments of principal of $100,000.00, plus accrued interest, commencing on July ____, 2003, and continuing on the same day of each month thereafter until June ____, 2007. In any event, all principal and accrued interest shall be due and payable on June ____, 2007. This Note shall be prepayable, in whole or in part, at any time by Borrower, without penalty or premium.

AUTOMATIC DEBIT OF CHECKING ACCOUNT FOR LOAN PAYMENT. Borrower authorizes Bank to debit demand deposit account number 2000003466487 or any other account with Bank (routing number 031000503) designated in writing by Borrower, beginning July ____, 2002 for any payments due under this Note. Borrower further certifies that Borrower holds legitimate ownership of this account and preauthorizes this periodic debit as part of its right under said ownership.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents" used in this Note and the other Loan Documents refers to all documents executed in connection with or related to the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and any letters of credit issued pursuant to any loan agreement to which this Note is subject, any applications for such letters of credit and any other documents executed in connection therewith or related thereto, and may include, without limitation, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss. 101). OBLIGATIONS. The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements (as defined in 11

U.S.C. ss. 101) between Borrower and Bank whenever executed. CERTAIN OTHER TERMS. All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 10 or more days after receipt of written notice from Bank that such payment is overdue.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT. If any of the following occurs, a default ("Default") under this Note shall exist: NONPAYMENT; NONPERFORMANCE. The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents. FALSE WARRANTY. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. CROSS DEFAULT. At Bank's option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower or any Subsidiary of Borrower ("Subsidiary" shall mean any business in which Borrower holds, directly or indirectly, a controlling interest). CESSATION; BANKRUPTCY. The death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower, its Subsidiaries, or any party to the Loan Documents; provided, however, in the event of an involuntary bankruptcy proceeding filed against Borrower or its Subsidiaries, Borrower shall have 60 days to dismiss such proceeding. MATERIAL CAPITAL STRUCTURE OR BUSINESS ALTERATION. Without prior written consent of Bank,
(i) a material alteration in the kind or type of Borrower's business or that of Borrower's Subsidiaries; (ii) the sale of substantially all of the business or assets of Borrower, or any of Borrower's Subsidiaries, or a material portion (20% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower, or any of Borrower's Subsidiaries, in each case considering all entities constituting Borrower, taken as a whole and not individually.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan Documents, Bank may at any time thereafter, take the following actions: BANK LIEN. Foreclose its security interest or lien against Borrower's accounts without notice. ACCELERATION UPON DEFAULT. Accelerate the maturity of this Note and, at Bank's option, any or all other Obligations, whereupon this Note and the accelerated Obligations shall be immediately due and payable; provided, however, if the Default is based upon a bankruptcy or insolvency proceeding commenced by or against Borrower or any guarantor or endorser of this Note, all Obligations shall automatically and immediately be due and payable. CUMULATIVE. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

CONFESSION OF JUDGMENT. THE FOLLOWING PARAGRAPH SETS FORTH A POWER OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER, THE BORROWER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR BORROWER AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, INTELLIGENTLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO GARNISHMENT AND ATTACHMENT OF THE BORROWER'S BANK ACCOUNT AND OTHER ASSETS. BORROWER ACKNOWLEDGES AND UNDERSTANDS THAT BY ENTERING INTO THIS NOTE CONTAINING A CONFESSION OF JUDGMENT CLAUSE THAT BORROWER IS VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT BORROWER HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED AGAINST BORROWER AND BEFORE THE BORROWER'S ASSETS, INCLUDING, WITHOUT LIMITATION, ITS BANK ACCOUNTS, MAY BE GARNISHED, LEVIED, EXECUTED UPON AND/OR ATTACHED. BORROWER UNDERSTANDS THAT ANY SUCH GARNISHMENT, LEVY, EXECUTION AND/OR ATTACHMENT SHALL RENDER THE PROPERTY GARNISHED, LEVIED, EXECUTED UPON OR ATTACHED IMMEDIATELY UNAVAILABLE TO BORROWER. IT IS SPECIFICALLY ACKNOWLEDGED BY BORROWER THAT THE BANK HAS RELIED ON THIS WARRANT OF ATTORNEY AND THE RIGHTS WAIVED BY BORROWER HEREIN IN RECEIVING THIS NOTE AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER.

If a Default occurs under this Note or any other Loan Documents, each Borrower hereby jointly and severally authorizes and empowers any attorney of any court of record or the prothonotary or clerk of any county in the Commonwealth of Pennsylvania, or in any jurisdiction where permitted by law or the clerk of any United States District Court, to appear for Borrower in any and all actions which may be brought hereunder and enter and confess judgment against the Borrower or any of them in favor of the Bank for such sums as are due or may become due hereunder or under any other Loan Documents, together with costs of suit and actual collection costs including, without limitation, reasonable attorneys' fees equal to 1% of the Obligations then due and owing but in no event less than $5,000.00, with or without declaration, without prior notice, without stay of execution and with release of all procedural errors and the right to issue executions forthwith. To the extent permitted by law, Borrower waives the right of inquisition on any real estate levied on, voluntarily condemns the same, authorizes the prothonotary or clerk to enter upon the writ of execution this voluntary condemnation and agrees that such real estate may be sold on a writ of execution; and also waives any relief from any appraisement, stay or exemption law of any state now in force or hereafter enacted. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS NOTE, BORROWER FURTHER WAIVES THE RIGHT TO ANY NOTICE AND HEARING PRIOR TO THE EXECUTION, LEVY, ATTACHMENT OR OTHER TYPE OF ENFORCEMENT OF ANY JUDGMENT OBTAINED HEREUNDER, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO BE NOTIFIED AND HEARD PRIOR TO THE GARNISHMENT, LEVY, EXECUTION UPON AND ATTACHMENT OF BORROWER'S BANK ACCOUNTS AND OTHER PROPERTY. If a copy of this Note verified by affidavit of any officer of the Bank shall have been filed in such action, it shall not be necessary to file the original thereof as a warrant of attorney, any practice or usage to the contrary notwithstanding. The authority herein granted to confess judgment shall not be exhausted by any single exercise thereof, but shall continue and may be exercised from time to time as often as the Bank shall find it necessary and desirable and at all times until full payment of all amounts due hereunder and under any other Loan Documents. The Bank may confess one or more judgments in the same or different jurisdictions for all or any part of the Obligations arising hereunder or under any other Loan Documents to which Borrower is a party, without regard to whether judgment has theretofore been confessed on more than one occasion for the same Obligations. In the event that any judgment confessed against the Borrower is stricken or opened upon application by or on behalf of Borrower or any obligor for any reason, the Bank is hereby authorized and empowered to again appear for and confess judgment against Borrower for any part or all of the Obligations owing under this Note and/or for any other liabilities, as herein provided.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank and Borrower. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind except as expressly provided in the Loan Documents. Further, each agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period, and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or any other Loan Document and without affecting the liability of Borrower or any person who may be liable under this Note or any other Loan Document.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and the other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the other Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the other Loan Documents or any interest therein to any Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Note and, unless otherwise provided in any other Loan Document, the other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address shown above without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of any loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. JURISDICTION. Borrower and Bank irrevocably agree to non-exclusive personal jurisdiction in the state named in Bank's address shown above. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. POSTING OF PAYMENTS. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. JOINT AND SEVERAL OBLIGATIONS. Each person who signs this Note as a Borrower (as defined herein) is jointly and severally obligated. FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS NOTE.

BORROWER AND BANK AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER IN ANY DISPUTE AND HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY HAVE NOW OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

PLACE OF EXECUTION AND DELIVERY. Borrower hereby certifies that this Note and the Loan Documents were executed in the Commonwealth of Pennsylvania and delivered to Bank in the Commonwealth of Pennsylvania.

FASTNET Corporation                          NetReach, Inc.
Taxpayer Identification No.:  23-2767197     Taxpayer Identification No.:
                                                  23-3017097

By:/S/ Stephen A. Hurley   (SEAL)           By:/S/ Stephen A. Hurley   (SEAL)
   ----------------------                      ----------------------
      Stephen A. Hurley                           Stephen A. Hurley
      President                                   President

Daslic Holdings Company                      FASTNET Acquisition, Inc.
Taxpayer Identification No.:  51-0396096     Taxpayer Identification No.:
                                                  23-3010789

By: ___________________________(SEAL)        By:/S/ Stephen A. Hurley   (SEAL)
      Name:                                     ----------------------
      Title:                                       Stephen A. Hurley
                                                   President

Netaxs, Inc.
Taxpayer Identification No.:  22-3784469

By:/S/ Stephen A. Hurley   (SEAL)
   ----------------------
      Stephen A. Hurley
      President

                          NOTICE OF WAIVER OF RIGHTS
                           --------------------------
                                   (Borrower)

CREDITOR:                  Wachovia Bank, National Association

BORROWER:                  FASTNET Corporation
                           NetReach, Inc.
                           Daslic Holdings Company
                           FASTNET Acquisition, Inc.
                           Netaxs, Inc.

TRANSACTION:               $4,800,000 Term Loan

DATE:                      June ___, 2002

         THIS NOTICE OF WAIVER OF RIGHTS IS MADE BY YOU, THE BORROWER, AND GIVEN TO WACHOVIA BANK, NATIONAL ASSOCIATION (THE "CREDITOR") IN CONNECTION WITH THE ABOVE-DESCRIBED LOAN. IT IS IMPORTANT THAT YOU CAREFULLY READ AND UNDERSTAND THIS DOCUMENT. WHEN YOU SIGN YOUR NAME BELOW YOU ARE ACKNOWLEDGING AND REPRESENTING TO THE CREDITOR THAT YOU HAVE READ AND UNDERSTAND THE CONTENTS OF THE DOCUMENTS DESCRIBED BELOW AND THIS DOCUMENT.

         You acknowledge and represent that the Loan is for business purposes and that your income exceeds $10,000 per year.

         You will be signing a Promissory Note and other loan documents (collectively, the "Loan Documents") which give the Creditor, among other things, the power and authority to enter JUDGMENT BY CONFESSION against you, and to exercise rights of execution, levy, garnishment, seizure of your property and the like. Other than notices required under the Loan Documents, these rights and powers may be exercised by the Creditor without giving you any prior notice of its intention to do so. In addition, certain of these powers and rights may be exercised in Pennsylvania (regardless where you reside) without a prior hearing of any kind, and without a jury trial.

         You acknowledge that you have knowingly, voluntarily and intelligently waived your right to a jury trial or other hearing or other judicial proceedings to determine your rights and liabilities in connection with the Loan Documents.

         You acknowledge that you understand the Creditor may obtain a judgment against you, and execute upon and immediately seize your property and assets without the prior opportunity to raise any defense, set-off, counterclaim, or other claim that you may have.

         You acknowledge that you have knowingly, voluntarily, and intelligently waived your rights to any prior notice (except for notices required under the specific terms of the Loan Documents) or judicial determination.

You acknowledge that your waiver of these rights is a material part of the consideration for this transaction and that you waive these rights in order to induce the Creditor to make the Loan.

         You acknowledge and represent that you have consulted with legal counsel of your choice, and such other experts and advisors as you considered necessary, about the Loan and the Loan Documents, and the waivers described above.

         IN WITNESS WHEREOF, and intending to be legally bound, the undersigned has executed this Notice of Waiver of Rights as Borrower this ____ day of June, 2002.

WITNESS:                                    BORROWER:
                                            FASTNET CORPORATION

_____________________________               By: /S/ Stephen A. Hurley    (SEAL)
                                               ---------------------------
                                               Stephen A. Hurley
                                               President

                                            NETREACH, INC.

_____________________________               By: /S/ Stephen A. Hurley    (SEAL)
                                               ---------------------------
                                               Stephen A. Hurley
                                               President

                                            DASLIC HOLDINGS COMPANY

_____________________________               By:__________________________(SEAL)
                                               Name:
                                               Title:

                       [Signatures continue on next page]

FASTNET ACQUISITION, INC.

_____________________________               By: /S/ Stephen A. Hurley    (SEAL)
                                               ---------------------------
                                               Stephen A. Hurley
                                               President

                                            NETAXS, INC.

_____________________________               By: /S/ Stephen A. Hurley    (SEAL)
                                               ---------------------------
                                               Stephen A. Hurley
                                               President